ASSIGNMENT AND AMENDMENT OF
                              EMPLOYMENT AGREEMENT


                  THIS ASSIGNMENT AND AMENDMENT OF EMPLOYMENT

AGREEMENT (this "Agreement") is made as of the 1st day December, 1993 by and between Sola Optical USA, Inc. (the "Company"), Sola Group Ltd. (formerly California Hive-Down, Inc.) ("Sola") and Theodore Gioia (the "Executive").


                                  WITNESSETH:

        WHEREAS, the Company and the Executive entered into an Employment Agreement dated as of February 26, 1993 (the "Employment Agreement"); and

        WHEREAS, the Employment Agreement provides that the Executive is entitled to participate in certain employee benefit plans of the Company, including certain employee benefit plans provided by its ultimate parent Pilkington plc ("Pilkington") and certain subsidiaries of Pilkington, specified on the schedule attached to the Employment Agreement; and

        WHEREAS, the Employment Agreement imposes certain requirements in connection with the sale of the Company or the assignment of the Employment Agreement; and

        WHEREAS, Pilkington and certain of it subsidiaries, including the Company, entered into a Purchase Agreement (the "Purchase Agreement") with Sola Holdings Inc. ("Holdings"), dated September 1, 1993, with respect to the acquisition (the "Acquisition") of among other things, all of the assets the Company, including the Employment Agreement, by Holdings or a subsidiary thereof; and

        WHEREAS, in connection with the Acquisition the parties desire that the rights and obligations of the Company in, to and under the Employment Agreement be assigned to and assumed by Sola, a subsidiary of Holdings; and

        WHEREAS, effective upon on the consummation of the Acquisition, Sola and Holdings will not be affiliated with Pilkington and consequently thereafter will not be able to continue the Executive's participation in the employee benefit plans provided by Pilkington and certain subsidiaries of Pilkington specified on the schedule attached to the Employment Agreement; and

        WHEREAS, pursuant to the Purchase Agreement, the obligation of Holdings to consummate the transaction contemplated thereunder is conditioned upon the satisfaction of certain conditions, including the delivery to Holdings of an amendment to the Employment Agreement whereby the termination of the Executive's participation in certain employee benefit plans of the Company will not constitute a breach of the Employment Agreement; and

        WHEREAS, the Executive desires that the transaction contemplated under the Purchase Agreement be consummated.

        NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained, the parties hereto agree, effective as of the Closing Date (as defined in the Purchase Agreement), as follows:

        1. The Company hereby assigns and Sola hereby assumes all of the Company's rights and obligations in, to and under the Employment Agreement. A copy of this Agreement has been delivered to Executive pursuant to Section 15 of the Employment Agreement.

        2. The Executive shall cease his participation in the employee benefit plans of the. Company listed on Exhibit A attached hereto (the "Pilkington Plans").

        3. Executive hereby consents to the termination of the Executive's participation in the Pilkington Plans.

        4. The Employment Agreement is hereby amended as set forth herein and except as amended herein, the Employment Agreement shall remain in full force and effect.

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


        IN WITNESS WHEREOF, the undersigned have executed this Assignment and Amendment of Employment Agreement as of the date first written above.

                                    SOLA OPTICAL USA, INC.

                                     /s/ Mike Hyldon
                                    ------------------------
                                    Name:
                                    Title:


                                    SOLA GROUP LTD.

                                     /s/ John E. Heine
                                    ------------------------
                                    Name:  John E. Heine
                                    Title: President


                                     /s/ Theodore Gioia
                                    ------------------------
                                    Theodore Gioia

                                                                  Theodore Gioia

                                   Exhibit A

Pilkington Visioncare Long Term Bonus Plan

Pilkington Visioncare Pension Plan

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